EXHIBIT 99.1




                          MARKETING MEMORANDUM
                            12/11/98 4:41 PM


         MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1998-3


     $[114,925,000] CLASS A, [ ]% ASSET BACKED NOTES, SERIES 1998-3



The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Notes, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Marketing Memorandum are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that the Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                           FIRST UNION CAPITAL MARKETS
                           a division of Wheat First Securities, Inc.

SUMMARY OF TERMS
----------------

  $[114,925,000] Class A, [ ]% Asset Backed Notes, Series 1998-3 (the "Notes")

ISSUER:             Mortgage Lenders Network Home Equity Loan Trust 1998-3.

COLLATERAL:         Fixed rate and adjustable rate mortgage loans.

SELLER:             Mortgage Lenders Network USA, Inc.

SERVICER:           Mortgage Lenders Network USA, Inc.

SECURITIES OFFERED:

   Amount:                                  $[114,925,000]

   Security Type:                           Fixed-rate

   Cut-Off Date:                            December 1, 1998

   Prepayment Assumptions:                  25% HEP

   Average Life to Termination:             2.8 years
   Average Life to Call:                    3.1 years
   Average Life to Maturity:                3.3 years

   Expected Termination Date:               08/25/04
   Expected Call Date:                      11/25/06
   Expected Maturity Date:                  11/25/13

   Expected Coupon:                         TBD

   Stated Maturity Date:                    01/25/2030

   Payment Date:                            25th of each month
   Payment Delay:                           24 days

   Dated Date:                              Settlement Date

   Day Count:                               30/360

   Pricing Date (Expected):                 December 11, 1998

   Settlement Date (Expected):              December 18, 1998

   First Payment Date:                      January 25, 1999

   Ratings (S&P/Moody's):                   AAA/Aaa



DESCRIPTION OF THE NOTES:  The Notes will be secured by the Trust created by the
                           Indenture. The assets of the Trust will consist primarily of (i) a pool of fixed rate (95.75% of the Aggregate Principal

                           Balance of the Mortgage Loans as of the Cut-off Date) and adjustable rate (4.25% of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date) mortgage loans (the "Mortgage Loans"); (ii) all payments in respect of principal and interest on the Mortgage Loans (other than any principal or interest payments due on or prior to the applicable Cut-off
                           Date); (iii) the Issuer's rights under the Depositor Sale Agreement and the Servicing Agreement; (iv) the rights of the Indenture Trustee under the Insurance Policy; and (v) certain other property.

SERVICING FEE:             50 basis points per annum

INDENTURE TRUSTEE:         Norwest Bank Minnesota, National Association, a
                           National Banking association.

OWNER TRUSTEE:             Wilmington Trust Company, a Delaware Banking
                           corporation.

DENOMINATIONS:             Minimum denominations of $1,000 and in integral
                           multiples thereof.

FORM OF NOTES:             Book-Entry Form, delivered through the facilities of
                           DTC, Cedel, and Euroclear against payment in immediately available funds.

RECORD DATE:               Last business day preceding Payment Date or,
                           with respect to Notes in Definitive Form, the last Business Day of the month preceding Payment Date

NOTE INSURER:              MBIA Insurance Corporation ("MBIA"), rated AAA/Aaa by
                           S&P, Moody's.

NOTE INSURANCE POLICY:     Timely payment of interest and ultimate payment of
                           principal on the Notes will be  guaranteed by MBIA.

CREDIT ENHANCEMENT:        (a)   Excess cash flows

                           (b)   Overcollateralization

                           (c)   Note Insurance Policy


PAYMENTS ON THE NOTES:     Payments  on the  Notes  will  be  made  on each
                           Payment Date to each Noteholder of record as of the last Business Day preceding such Payment
                           Date or, with respect to  Definitive

                           Notes,  as of the last Business Day of the month
                           preceding the month in which such Payment Date occurs
                           On each Payment Date, the Notes, as of the
                           immediately preceding Record Date, will be entitled
                           to payments in respect of principal and interest from
                           Available Funds for such Payment Date, together with
                           any  payments received under the Insurance Policy.
DUE PERIOD:                With respect to the Notes and any Payment  Date,
                           the period commencing on the second day of the calendar month preceding the calendar month in which such Payment Date occurs and ending on the first day of the calendar month in which such Payment Date occurs.

COLLECTION PERIOD:         With respect to the Notes and any Payment  Date,
                           the calendar month preceding the month in which such Payment Date occurs.

AVAILABLE FUNDS:           With respect to the Notes and any Payment  Date,
                           The Available Funds will generally consist of the aggregate of the following amounts:

                           (i) the sum of (a) all scheduled payments of principal and interest received with respect to the Mortgage Loans and due during the related Due Period and (b) all unscheduled principal payments or recoveries on the Mortgage Loans, including principal prepayments, received during the related Collection Period, minus (w) amounts received with respect to payments due on or prior to the applicable Cut-off Date, (x) the Administrative Fee Amount payable with respect to such Payment Date, (y) Payments Ahead and
                                 (z) reimbursements for certain P&I Advances and Servicing Advances made with respect to the Mortgage Loans and certain other amounts for which the Indenture Trustee, the Servicer and the Issuer are permitted to be reimbursed; and

                           (ii)  the amount of any Monthly Advances and
                                 Compensating Interest Payments made by the Servicer for such Payment Date, any amounts deposited in the Note Account in respect of the repurchase, release, removal or substitution of Mortgage Loans during the related Collection Period or amounts deposited in the Note Account in connection with the redemption of the Notes.

ADMINISTRATIVE FEE AMOUNT:      With respect to any Payment  Date,  the sum o
                           the Servicing Fee , Indenture Trustee Fee and Note Insurer

                           Premium relating  to such  Payment  Date .

INTEREST PERIOD:           The Interest Period in respect of any Payment
                           Date will be the calendar month immediately preceding the month in which the Payment Date occurs. All calculations of interest on the notes will be computed on the basis of a year of 360 days and twelve 30 day months.

PAYMENTS OF INTEREST       On each Payment Date, Notes will be entitled  to
                           payments in respect of interest accrued during the related Interest Period ("Note Interest") at the Note
                           Interest Rate on the outstanding aggregate principal balance of the Notes (the "Note Balance") as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on the Notes on such preceding Payment Date).

COMPENSATING INTEREST
PAYMENTS:                  With respect to any Mortgage Loan as to which a
                           prepayment in whole or in part was received during the related Collection Period, the Servicer on behalf of the Master Servicer will be required to remit to the Indenture Trustee, up to the amount otherwise payable to the Servicer as its servicing compensation for the related Payment Date, an amount generally calculated to cover Prepayment Interest Shortfalls to ensure that a full month's interest on each such Mortgage Loan is available for payment to the related
                           Noteholders on the applicable Payment Date.
                           Compensating Interest Payments are not reimbursable to the Master Servicer or the Servicer. The Note
                           Insurer is not required to cover any Prepayment
                           Interest Shortfalls.

PAYMENTS OF PRINCIPAL:     Monthly Principal with respect to any Payment Date of
                           the Notes will be equal to the aggregate of all scheduled payments of principal received or advanced with respect to the Mortgage Loans and due during the related Due Period and all other amounts collected, received or otherwise recovered in respect of principal on the Mortgage Loans during or in respect of the related Collection Period, not including
                           Payments Ahead that are not allocable to the related
                           Due Period, subject to reduction for any Overcollateralization Surplus with respect to the related Payment Date.

PAYMENTS OF EXCESS CASH:   With respect to the Notes and each Payment Date on
                           which the Overcollateralization Amount for the Notes is less than the Required Overcollateralization
                           Amount for such Payment Date, Excess Cash derived from Available Funds, if any, will be paid on the Notes in reduction of the Note Balance, up to the amount necessary for the related

                           Overcollateralization Amount to equal the applicable Required Overcollateralization Amount.

                           "EXCESS CASH" with respect to any Payment Date will be equal to Available Funds on such Payment Date, reduced by the sum of (i) any amounts payable to the
                           Note Insurer for Insured Payments paid on prior Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums on prior Payment Dates (in each case with interest thereon at the Late Payment Rate as defined and set forth in the Insurance Agreement), (ii) the Note Interest for the Notes and Payment Date, and (iii) the Monthly Principal for the Notes and Payment Date.

                           The Insurance Policy does not cover Prepayment Interest Shortfalls or shortfalls in interest due to the application of the Relief Act; the payment of such amounts may be funded only from Excess Cash that would otherwise be paid to the holder(s) of the Residual Interest.

                           Any Excess Cash remaining after making required payments on the Notes and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture.

OPTIONAL REDEMPTION:       The Notes may be redeemed, in full but not in part,
                           at the option of the Servicer or the Note Insurer, on or after the Payment Date on which the Note Balance has declined to less than 10% of the of the Note
                           Balance as of the Closing Date.

COUPON STEP-UP:            If the Notes are not redeemed pursuant to the
                           Optional Redemption, the coupon on the Notes will step up by 50 basis points.

TERMINATION OF MORTGAGE
POOL: Following the first Payment Date on which the Aggregate Principal Balance of the Mortgage Loans is less than 20% of the Aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Indenture Trustee will be required to solicit competitive bids for the purchase of the Mortgage Loans for fair market value. In the event that satisfactory bids are received the proceeds of such sale shall be used to redeem the Notes in full. In the event that the sale is not consummated, the Indenture Trustee will continue to solicit bids on a quarterly basis.

OVERCOLLATERALIZATION      Credit enhancement with respect to the Notes will be
                           provided in part by overcollateralization resulting from the Aggregate Principal Balances of the Mortgage
                           Loans as of the end of each Due Period exceeding the Note Balance for the related Payment Date (after taking into account the Monthly Principal and Excess
                           Cash to be paid on such Payment Date in reduction of the Note Balance).

LEGAL INVESTMENT
CONSIDERATIONS:            The Notes will not constitute  "mortgage related
                           securities" for the purposes of SMMEA.

ERISA CONSIDERATIONS:      The Issuer believes that the Notes are ERISA
                           eligible, subject to individual Plan account restrictions. Accordingly, any Plan fiduciary considering whether to purchase any Notes on behalf of a Plan should consult with its counsel prior to purchase of such Notes.

TAXATION:                  The Notes will be  treated  as debt  obligations
                           of the Issuer.  No REMIC election will be made.

NOTE RATINGS:              AAA/Aaa by S&P and Moody's

FURTHER INFORMATION:       If you have any questions, please call:

                           Bill Ingram at (704) 383-7727, Capital Markets Syndicate Desk
                           Russ Andrews at (704) 374-3472, Debt Capital Markets

                           WEIGHTED AVERAGE LIFE (WAL) AND
                                  LAST PAY TABLE


        -----------------------------------------------------------------
        TO TERMINATION
        (20%)
            HEP*                 15      20       25       30      35
        CLASS A NOTE
        WAL                     4.4     3.4      2.8      2.3     2.0

        LAST PAY           03/25/08 01/25/0608/25/04 08/25/03 12/25/02

        TO CALL (10%)
            HEP*                 15      20       25       30      35
       -----------------------------------------------------------------

       -----------------------------------------------------------------
        CLASS A NOTE
        WAL                     4.9     3.8      3.1      2.6     2.2

        LAST PAY           09/25/11 10/25/0811/25/06 06/25/05 06/25/04


        TO MATURITY
            HEP*                 15      20       25       30      35
        CLASS A1 NOTE
        WAL                     5.1     4.0      3.3      2.8     2.4

        LAST PAY           06/25/20 04/25/1611/25/13 02/25/12 02/25/10
        -----------------------------------------------------------------

       * THE NOTES WILL BE PRICED WITH RESPECT TO THE MORTGAGE LOANS, USING 25% HEP. 25% HEP ASSUMES A CONDITIONAL PREPAYMENT RATE OF 2.5% PER ANNUM OF THE THEN OUTSTANDING PRINCIPAL BALANCE OF THE MORTGAGE LOANS IN THE FIRST MONTH OF THE LIFE OF THE MORTGAGE LOANS AND AN ADDITIONAL 2.5% PER ANNUM IN EACH MONTH THEREAFTER UNTIL THE TENTH MONTH. BEGINNING IN THE TENTH MONTH AND IN EACH MONTH THEREAFTER, THE CONDITIONAL PREPAYMENT RATE IS 25%..







              Summary of Characteristics of the Mortgage Loans


    Number of Mortgage Loans                                        1,849

                 Fixed Rate Loans                                   1,787
                  Adjustable Rate
                            Loans                                      62

    Principal Balance
              Aggregate Principal
              Balance                                     $114,925,787.66
              Average Principal
              Balance                                          $62,155.65
              Range of Principal
              Balances                             $9,872.60 -$223,876.36

    Coupon Rates
              Weighted Average Coupon
              Rate                                                10.415%
              Range of Coupon Rates                      7.200% - 17.500%

    Remaining Term to Maturity
              Weighted Average Remaining Term to
              Maturity                                      255.18 Months
              Range of Remaining Term to
              Maturity                                    57 - 360 Months

    Combined Loan-to-Value Ratio
              Weighted Average  Combined
              Loan-to-Value Ratio                                  79.49%
              Range of Combined Loan-to-Value
              Ratios                                      8.33% - 125.48%

    Percentage of First Lien Mortgage
    Loans                                                          90.48%
    Percentage of Second Lien Mortgage
    Loans:                                                          9.52%






                       Summary of Fixed Rate Loans



Number of Fixed Rate Loans                                    1,787

Percentage of All Mortgage Loans                             96.65%
(by number of loans)

Aggregate Principal Balance                         $110,037,984.70

Percentage of All Mortgage Loans                             95.75%
(by aggregate principal
balance)

Principal Balance as of the Cut-Off Date

          Average                                        $61,576.94
          Range                             $9,872.60 - $223,876.36

Coupon Rates

          Weighted Average                                   10.415%
          Range                                     7.200% - 17.500

Remaining Term to Maturity
(in months)

          Weighted Average                            250.80 Months
          Range                                     57 - 360 Months

Combined Loan-to-Value Ratio at
Origination

          Weighted Average                                   79.47%
          Range                                     8.33% - 125.48%

Percentage of First Lien Mortgage
Loans:                                                       90.06%
Percentage of Second Lien Mortgage
Loans:                                                        9.94%



                     Summary of Adjustable Rate Loans



Number of Adjustable Rate Loans                                 62

Percentage of All Mortgage Loans                             3.35%
(by number of loans)

Aggregate Principal Balance                          $4,887,802.96

Percentage of All Mortgage Loans                             4.25%
(by aggregate principal
balance)

Principal Balance as of the Cut-Off Date

          Average                                       $78,835.53

          Range                           $15,396.59 - $217,197.76

Coupon Rates

          Weighted Average                                 10.402%
          Range                                   8.550% - 12.900%

Remaining Term to Maturity
(in months)

          Weighted Average                           353.61 Months
          Range                                   176 - 360 Months

Combined Loan-to-Value Ratio at
Origination

          Weighted Average                                  79.97%
          Range                                    25.00% - 90.00%

Percentage of First Lien Mortgage
Loans:                                                     100.00%
Percentage of Second Lien Mortgage
Loans:                                                       0.00%



                      PRINCIPAL BALANCE OF ALL MORTGAGE LOANS


                            Number of          Aggregate
Range of Principal          Mortgage        Unpaid Principal       Percentage of
     Balances                Loans              Balance            Pool Balance
--------------------      -------------      ---------------     ---------------
     0.01 - 25,000.00               202        $3,916,628.12             3.41%
25,000.01 - 50,000.00               655        25,372,704.69            22.08
50,000.01 - 75,000.00               483        29,544,963.17            25.71
          75,000.01 -
           100,000.00               255        21,968,454.97            19.12
         100,000.01 -
           125,000.00               125        14,009,344.83            12.19
         125,000.01 -
           150,000.00                61         8,274,850.04             7.20
         150,000.01 -
           175,000.00                42         6,736,735.02             5.86
         175,000.01 -
           200,000.00                17         3,193,719.33             2.78

         200,000.01 -
           225,000.00                 9         1,908,387.49             1.66
                          -------------     ----------------    ----------------
                Total             1,849      $114,925,787.66           100.00%



                  MORTGAGE INTEREST RATES OF ALL MORTGAGE LOANS


     Range of           Number of            Aggregate
     Mortgage            Mortgage         Unpaid Principal     Percentage of
  Interest Rates          Loans             Balance             Pool Balance
 -----------------     -------------     ---------------      ------------
    7.01 -   7.50                 1          $97,837.85              0.09%
    7.51 -   8.00                17        1,409,769.03              1.23
    8.01 -   8.50               135        8,625,233.27              7.51
    8.51 -   9.00               164       11,029,141.32              9.60
    9.01 -   9.50               169       12,636,807.47             11.00
    9.51 -  10.00               288       20,514,135.02             17.85
   10.01 -  10.50               211       15,008,477.22             13.06
   10.51 -  11.00               255       16,096,147.84             14.01
   11.01 -  11.50               139        8,611,269.69              7.49
   11.51 -  12.00               119        6,623,289.84              5.76
   12.01 -  12.50                65        3,443,444.24              3.00
   12.51 -  13.00                65        3,318,990.87              2.89
   13.01 -  13.50                51        1,920,800.02              1.67
   13.51 -  14.00                62        1,961,328.93              1.71
   14.01 -  14.50                21          904,739.60              0.79
   14.51 -  15.00                24          764,135.19              0.66
   15.01 -  15.50                18          606,671.54              0.53
   15.51 -  16.00                18          603,932.79              0.53
   16.01 -  16.50                15          391,961.98              0.34
   16.51 -  17.00                 6          197,276.18              0.17
   17.01 -  17.50                 6          160,397.77              0.14
                       -------------     ---------------      ----------------
            Total             1,849      $114,925,787.66           100.00%
           ORIGINAL COMBINED LOAN-TO-VALUE RATIOS OF ALL MORTGAGE LOANS


 Range of Original        Number of           Aggregate
 Combined Loan-to-         Mortgage        Unpaid Principal   Percentage of Pool
  Value Ratios              Loans             Balance                Balance
---------------------    -------------     ---------------     -----------------
     0.01 -  10.00                  1          $35,000.00              0.03%
    10.01 -  20.00                  8          215,705.37              0.19
    20.01 -  30.00                 16          434,050.89              0.38
    30.01 -  40.00                 20          949,376.36              0.83
    40.01 -  50.00                 36        1,598,602.86              1.39
    50.01 -  60.00                 76        4,067,184.13              3.54
    60.01 -  70.00                254       14,972,014.77             13.03
    70.01 -  80.00                760       51,320,969.62             44.66

    80.01 -  90.00                438       33,844,959.51             29.45
    90.01 - 100.00                102        2,878,269.77              2.50
   100.01 - 110.00                 27          725,095.68              0.63
   110.01 - 120.00                 44        1,492,673.47              1.30
   120.01 - 130.00                 67        2,391,885.23              2.08
                         -------------     ---------------     ----------------
             Total              1,849      $114,925,787.66           100.00%



                     RISK CLASSIFICATION OF THE MORTGAGE LOANS


                            Number of         Aggregate
                            Mortgage        Unpaid Principal  Percentage of Pool
Risk Classification          Loans             Balance             Balance
---------------------     -------------     ---------------   -----------------
        A                          419       $29,282,448.27            25.48%
        A+                         453        22,223,134.05            19.34
        B                          244        16,651,047.22            14.49
        B+                         160        11,178,896.31             9.73
        C                          374        24,061,835.89            20.94
        C-                         129         7,462,566.74             6.49
        D                           70         4,065,859.18             3.54
                          -------------     ----------------     ---------------
               Total             1,849      $114,925,787.66           100.00%






       GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS


                            Number of           Aggregate
                            Mortgage          Unpaid Principa      Percentage of
      Location               Loans               Balance            Pool Balance
---------------------     -------------     ---------------      ---------------
             ALABAMA                45        $2,463,241.24             2.14%
              ALASKA                 4           388,571.55             0.34
             ARIZONA                40         1,963,748.97             1.71
            ARKANSAS                 6           222,969.76             0.19
          CALIFORNIA                 1            39,912.56             0.03
            COLORADO                14           681,178.63             0.59
         CONNECTICUT                60         4,674,463.34             4.07

            DELAWARE                 5           381,017.45             0.33
     DISTRICT OF COL                 4           232,242.89             0.20
             FLORIDA                82         4,338,544.03             3.78
             GEORGIA                74         4,416,716.80             3.84
               IDAHO                17         1,100,366.25             0.96
            ILLINOIS               187        12,441,650.51            10.83
             INDIANA                42         2,044,686.38             1.78
                IOWA                21           977,365.43             0.85
              KANSAS                20           887,283.59             0.77
            KENTUCKY                79         4,348,964.63             3.78
           LOUISIANA                13           823,845.94             0.72
               MAINE                12           681,476.66             0.59
            MARYLAND                76         4,657,065.78             4.05
       MASSACHUSETTS                48         4,473,927.04             3.89
            MICHIGAN                50         3,004,805.05             2.61
           MINNESOTA                 5           283,809.69             0.25
         MISSISSIPPI                16           797,909.63             0.69
            MISSOURI                53         2,861,240.72             2.49
             MONTANA                 2           178,762.23             0.16
            NEBRASKA                 2           114,900.00             0.10
              NEVADA                 4           262,525.40             0.23
       NEW HAMPSHIRE                 8           533,997.92             0.46
          NEW JERSEY                11         1,024,193.83             0.89
          NEW MEXICO                45         2,869,271.65             2.50
            NEW YORK               111         9,034,962.47             7.86
      NORTH CAROLINA                66         4,242,910.09             3.69
                OHIO               215        13,094,541.89            11.39
            OKLAHOMA                27         1,283,011.58             1.12
              OREGON                 6           776,623.40             0.68
        PENNSYLVANIA                75         3,640,224.51             3.17
        RHODE ISLAND                16           954,492.54             0.83
      SOUTH CAROLINA                87         4,739,239.55             4.12
           TENNESSEE                61         3,607,545.44             3.14
               TEXAS                11           733,828.14             0.64
                UTAH                 3           281,685.01             0.25
             VERMONT                19         1,180,811.02             1.03
            VIRGINIA                41         2,493,299.78             2.17
          WASHINGTON                27         2,703,157.91             2.35
       WEST VIRGINIA                 7           308,951.19             0.27
           WISCONSIN                30         1,593,688.75             1.39
             WYOMING                 1            86,158.84             0.07
                          -------------     ----------------    ----------------
               Total             1,849      $114,925,787.66           100.00%



                    MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

                           Number of           Aggregate
                            Mortgage       Unpaid Principal        Percentage of
    Loan Purpose             Loans             Balance             Pool Balance
---------------------     -------------     ---------------     ----------------
            Purchase               212       $14,836,890.67            12.91%
       Refi Cash Out             1,597        97,489,055.99            84.83
      Refi Rate/Term                40         2,599,841.00             2.26
                          -------------     ----------------     ---------------
               Total             1,849      $114,925,787.66           100.00%


              MORTGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS


                            Number of         Aggregate
                            Mortgage        Unpaid Principal      Percentage of
   Documentation             Loans             Balance            Pool Balance
---------------------     -------------     ---------------     ----------------
  Full Documentation             1,651      $100,700,136.65            87.62%
             Limited                81         6,962,291.35             6.06
       Documentation
           No Income               117         7,263,359.66             6.32
        Verification
                          -------------    ----------------     ----------------
               Total             1,849      $114,925,787.66           100.00%


                      OCCUPANCY STATUS OF THE MORTGAGE LOANS


                            Number of         Aggregate
                            Mortgage       Unpaid Principal        Percentage of
     Occupancy               Loans             Balance             Pool Balance
---------------------     -------------     ---------------     ----------------
          Investment               142        $7,642,882.72             6.65%
      Owner Occupied             1,698       106,841,472.77            92.97
         Second Home                 9           441,432.17             0.38
                          -------------     ----------------     ------------
               Total             1,849      $114,925,787.66           100.00%

                   MORTGAGED PROPERTY TYPE OF THE MORTGAGE LOANS


                            Number of           Aggregate
                            Mortgage         Unpaid Principal      Percentage of
   Property Type             Loans              Balance             Pool Balance
---------------------     -------------     ---------------     ----------------
          2-4 Family               126       $10,213,675.59             8.89%
               Condo                41         2,208,908.80             1.92
  Manufactured Homes                80         4,676,856.53             4.07
           Mixed Use                 2           210,168.36             0.18
   Multi-Family Home                 4           351,676.26             0.31
                 PUD                 7           520,590.03             0.45
  Single Family Home             1,589        96,743,912.09            84.18
                          -------------     ----------------     ---------------
               Total             1,849      $114,925,787.66           100.00%


                ORIGINAL TERM TO MATURITY OF THE MORTGAGE LOANS


                           Number of           Aggregate
  Original Term to          Mortgage       Unpaid Principal       Percentage of
      Maturity               Loans             Balance             Pool Balance
---------------------     -------------     ---------------        ------------
            56 -  60                 4           $80,294.67             0.07%
            71 -  75                 3            84,077.28             0.07
            81 -  85                 1            36,085.00             0.03
            96 - 100                 1            26,514.71             0.02
           116 - 120                45         1,253,335.18             1.09
           141 - 145                 1            37,950.00             0.03
           176 - 180               848        51,773,526.07            45.05
           236 - 240               300        14,952,877.73            13.01
           296 - 300               116         6,325,229.21             5.50
                 360               530        40,355,897.81            35.11
                          -------------     ----------------     ------------
               Total             1,849      $114,925,787.66           100.00%

                 REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS


                            Number of           Aggregate
 Months Remaining           Mortgage         Unpaid Principal      Percentage of
    to Maturity              Loans              Balance            Pool Balance
--------------------      -------------     ---------------     ----------------
            56 -  60                 4           $80,294.67             0.07%
            71 -  75                 3            84,077.28             0.07
            81 -  85                 1            36,085.00             0.03
            91 -  95                 1            26,514.71             0.02
           106 - 110                 1            21,882.61             0.02
           111 - 115                 4            81,365.05             0.07
           116 - 120                40         1,150,087.52             1.00
           141 - 145                 1            37,950.00             0.03
           161 - 165                 2            84,427.20             0.07
           166 - 170                 9           324,365.53             0.28
           171 - 175                46         2,422,097.40             2.11
           176 - 180               791        48,942,635.94            42.59
           221 - 225                 2            86,013.35             0.07
           226 - 230                 4           316,425.72             0.28
           231 - 235                37         1,620,356.28             1.41
           236 - 240               257        12,930,082.38            11.25
           286 - 290                 1            40,300.69             0.04
           291 - 295                 4           240,000.17             0.21
           296 - 300               111         6,044,928.35             5.26
           341 - 345                 2           183,126.12             0.16
           346 - 350                 6           409,115.30             0.36
           351 - 355                37         3,080,237.48             2.68
                 356                24         2,095,241.26             1.82
                 357                43         2,985,418.41             2.60
                 358                98         7,348,904.43             6.39
                 359               122         9,068,314.54             7.89
                 360               198        15,185,540.27            13.21
                          -------------     ----------------     ---------------
               Total             1,849      $114,925,787.66           100.00%


                          SEASONING OF THE MORTGAGE LOANS


                            Number of           Aggregate
                            Mortgage         Unpaid Principal     Percentage of
Months of Seasoning          Loans              Balance            Pool Balance
---------------------     -------------     ---------------      ---------------
                   0               647       $43,830,492.82            38.14%
             1 -  12             1,192        70,402,460.93            61.26
            13 -  24                10           692,833.91             0.60
                          -------------     ----------------     ---------------
                                 1,849      $114,925,787.66           100.00%

           MAXIMUM INTEREST RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS


                            Number of           Aggregate
 Range of Maximum           Mortgage         Unpaid Principal      Percentage of
  Interest Rates             Loans               Balance            Pool Balance
--------------------      -------------     ---------------      ---------------
      15.51 -  16.00                 4          $282,388.28             5.78%
      16.01 -  16.50                13         1,296,112.50            26.52
      16.51 -  17.00                10           721,562.16            14.76
      17.01 -  17.50                 9           674,632.86            13.80
      17.51 -  18.00                 5           475,049.84             9.72
      18.01 -  18.50                 8           474,721.11             9.71
      18.51 -  19.00                 7           341,690.46             6.99
      19.01 -  19.50                 5           484,460.30             9.91
      19.51 -  20.00                 1           137,185.45             2.81
                          -------------     ----------------     ---------------
               Total                62        $4,887,802.96           100.00%


           MINIMUM INTEREST RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS


                            Number of           Aggregate
 Range of Minimum           Mortgage         Unpaid Principal      Percentage of
  Interest Rates             Loans               Balance            Pool Balance
--------------------      -------------     ---------------     ----------------
       8.51 -   9.00                 4          $282,388.28             5.78%
       9.01 -   9.50                13         1,296,112.50            26.52
       9.51 -  10.00                10           721,562.16            14.76
      10.01 -  10.50                 9           674,632.86            13.80
      10.51 -  11.00                 5           475,049.84             9.72
      11.01 -  11.50                 8           474,721.11             9.71
      11.51 -  12.00                 7           341,690.46             6.99
      12.01 -  12.50                 5           484,460.30             9.91
      12.51 -  13.00                 1           137,185.45             2.81
                          -------------     ----------------     ---------------
               Total                62        $4,887,802.96           100.00%

     NEXT INTEREST RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE MORTGAGE LOANS


                            Number of            Aggregate
 Month of Next Interest     Mortgage         Unpaid Principal      Percentage of
    Rate Adjustment           Loans              Balance            Pool Balance
--------------------      -------------     ---------------      ---------------
               01/00                 1           $27,890.92             0.57%
               01/99                 2           187,207.61             3.83
               02/00                 3           223,707.37             4.58
               02/99                 1            55,120.08             1.13
               03/00                 3           199,567.90             4.08
               03/99                 3           278,658.14             5.70
               04/00                 3           298,145.99             6.10
               04/99                 3           211,217.88             4.32
               05/00                 4           353,000.89             7.22
               05/99                 4           352,916.16             7.22
               06/00                 3           216,161.58             4.42
               06/99                 1            50,297.70             1.03
               07/00                 5           301,672.45             6.17
               08/00                10           726,259.86            14.86
               09/00                 5           387,673.71             7.93
               09/99                 1           121,208.90             2.48
               10/00                 5           533,832.01            10.92
               10/99                 1           112,781.38             2.31
               12/00                 1            65,000.00             1.33
               12/98                 3           185,482.43             3.79
                          -------------     ----------------     ---------------
               Total                62        $4,887,802.96           100.00%

   PRELIMINARY SUMMARY INFORMATION - HYPOTHETICAL MORTGAGE LOAN POOL


PRELIMINARY COMBINED COLLATERAL POOL

            Total Principal Balance:                          $115,247,542
            Fixed Rate Loans:                                       95.21%
            Floating Rate Loans:                                     4.79%
            Number of Loans:                                         1,778
            Average Principal Balance:                             $64,819
            Weighted Average Mortgage Rate:                         10.46%
            Weighted Average Remaining Term to
            Maturity:                                               256.74
            Weighted Average Loan-to-Value Ratio:                   79.77%
            Weighted Average FICO Score                                580
            First-lien Mortgage Loans                               89.87%
            Second-lien Mortgage Loans                              10.13%


PRELIMINARY FIXED RATE COLLATERAL POOL

            Total Principal Balance:                       $109,728,339.84
            Number of Loans:                                         1,714
            Average Principal Balance:                          $64,018.87
            Weighted Average Mortgage Rate:                         10.46%
            Weighted Average Remaining Term to
            Maturity:                                               251.90
            Weighted Average Loan-to-Value Ratio:                   79.70%


PRELIMINARY ADJUSTABLE RATE COLLATERAL POOL

            Total Principal Balance:                         $5,519,202.46
            Number of Loans:                                            64
            Average Principal Balance:                          $86,237.54
            Weighted Average Mortgage Rate:                         10.39%
            Weighted Average Remaining Term to
            Maturity:                                               352.98
            Weighted Average Loan-to-Value Ratio:                   81.12%

                FIXED RATE COLLATERAL - MORTGAGE RATES

            MORTGAGE RATES        COUNT        BALANCE  PERCENT
        --------------------------------------------------------
             7.001 - 7.500            1      97,837.85     0.09
             7.501 - 8.000           15   1,637,807.21     1.49
             8.001 - 8.500          126   8,378,277.88     7.64
             8.501 - 9.000          144  10,383,043.92     9.46
             9.001 - 9.500          145  10,775,038.50     9.82
             9.501 - 10.000         254  18,320,688.75     16.7
            10.001 - 10.500         190  15,381,665.02    14.02
            10.501 - 11.000         244  15,715,490.40    14.32
            11.001 - 11.500         131   8,299,622.86     7.56
            11.501 - 12.000         112   6,353,382.38     5.79
            12.001 - 12.500          61   3,196,983.94     2.91
            12.501 - 13.000          65   3,407,700.10     3.11
            13.001 - 13.500          52   1,985,688.57     1.81
            13.501 - 14.000          63   2,011,155.46     1.83
            14.001 - 14.500          21     904,739.60     0.82
            14.501 - 15.000          25     814,102.67     0.74
            15.001 - 15.500          19     661,656.10      0.6
            15.501 - 16.000          18     603,932.79     0.55
            16.001 - 16.500          16     441,851.89      0.4
            16.501 - 17.000           6     197,276.18     0.18
            17.001 - 17.500           6     160,397.77     0.15
        --------------------------------------------------------
                                  1,714 109,728,339.84   100.00


              FIXED RATE COLLATERAL - PRINCIPAL BALANCES

          PRINCIPAL BALANCES      COUNT        BALANCE  PERCENT
        --------------------------------------------------------
               1.00 - 24,999         33     414,453.19     0.38
          15,000.01 - 25,000        161   3,329,103.73     3.03
          25,000.00 - 49,999        620  23,974,114.87    21.85
          50,000.00 - 74,999        430  26,244,472.07    23.92
          75,000.00 - 99,999        225  19,339,366.03    17.62
         100,000.00 - 124,999       109  12,197,549.04    11.12
         125,000.00 - 149,999        47   6,339,050.42     5.78
         150,000.00 - 174,999        41   6,566,553.46     5.98
         175,000.00 - 199,999        15   2,789,797.25     2.54

         200,000.00 - 224,999         8   1,676,089.73     1.53
         225,000.00 - 249,999        12   2,832,862.77     2.58
         250,000.00 - 274,999         2     547,062.77      0.5
         275,000.00 - 299,999         5   1,419,394.45     1.29
         300,000.00 - 324,999         3     958,712.94     0.87
         325,000.00 - 349,999         1     334,967.00     0.31
         350,000.00 - 374,999         1     365,271.18     0.33
         375,000.00 - 399,999         1     399,518.94     0.36
        --------------------------------------------------------
                                  1,714 109,728,339.84   100.00




          FIXED RATE COLLATERAL - REMAINING TERM TO MATURITY

           REAMING TERM TO
               MATURITY           COUNT        BALANCE  PERCENT
        --------------------------------------------------------
                56 - 60               3      58,880.38     0.05
                71 - 75               2      46,978.35     0.04
                81 - 85               1      36,085.00     0.03
                91 - 95               1      26,514.71     0.02
              106 - 110               1      21,882.61     0.02
              111 - 115               4      81,365.05     0.07
              116 - 120              38   1,105,087.52     1.01
              141 - 145               1      37,950.00     0.03
              161 - 165               2      84,427.20     0.08
              166 - 170              10     550,260.21      0.5
              171 - 175              45   2,339,492.56     2.13
              176 - 180             755  48,352,836.52    44.07
              221 - 225               2      86,013.35     0.08
              226 - 230               4     316,425.72     0.29
              231 - 235              38   1,847,485.06     1.68
              236 - 240             245  12,167,767.57    11.09
              286 - 290               1      40,300.69     0.04
              291 - 295               4     240,000.17     0.22
              296 - 300             111   6,081,759.83     5.54
              351 - 355              11   1,288,318.81     1.17
                 356                 15   1,711,064.95     1.56
                 357                 34   2,529,157.15      2.3
                 358                 95   7,421,523.46     6.76
                 359                116   9,351,445.70     8.52
                 360                175  13,905,317.27    12.67
        --------------------------------------------------------
                                  1,714 109,728,339.84   100.00


           FIXED RATE COLLATERAL - ORIGINAL TERM TO MATURITY

           ORIGINAL TERM TO
               MATURITY           COUNT        BALANCE  PERCENT
        --------------------------------------------------------
                51 - 60               3      58,880.38     0.05
                71 - 80               2      46,978.35     0.04
                81 - 90               1      36,085.00     0.03
               91 - 100               1      26,514.71     0.02
              111 - 120              43   1,208,335.18      1.1
              141 - 150               1      37,950.00     0.03
              171 - 180             811  51,276,427.64    46.73
              231 - 240             289  14,417,691.70    13.14
              291 - 300             116   6,362,060.69      5.8
              351 - 360             447  36,257,416.19    33.04
        --------------------------------------------------------
                                  1,714   109,728,3394   100.00




              ADJUSTABLE RATE COLLATERAL - MORTGAGE RATES

            MORTGAGE RATES        COUNT        BALANCE  PERCENT
        --------------------------------------------------------
             8.501 - 9.000            4     282,388.28     5.12
             9.001 - 9.500           13   1,296,112.50    23.48
             9.501 - 10.000          10     721,562.16    13.07
            10.001 - 10.500          11   1,306,032.36    23.66
            10.501 - 11.000           5     475,049.84     8.61
            11.001 - 11.500           8     474,721.11      8.6
            11.501 - 12.000           7     341,690.46     6.19
            12.001 - 12.500           5     484,460.30     8.78
            12.501 - 13.000           1     137,185.45     2.49
        --------------------------------------------------------
                                     64   5,519,202.46   100.00



            ADJUSTABLE RATE COLLATERAL - PRINCIPAL BALANCES

          PRINCIPAL BALANCES      COUNT        BALANCE  PERCENT
        --------------------------------------------------------
          15,000.01 - 25,000          2      32,195.62     0.58
          25,000.00 - 49,999         12     487,640.69     8.84
          50,000.00 - 74,999         21   1,284,790.33    23.28
          75,000.00 - 99,999         11     966,687.07    17.51
         100,000.00 - 124,999         9     994,878.64    18.03
         125,000.00 - 149,999         4     557,840.10    10.11
         150,000.00 - 174,999         1     158,758.83     2.88
         175,000.00 - 199,999         1     187,813.92      3.4
         200,000.00 - 224,999         1     217,197.76     3.94
         225,000.00 - 249,999         1     245,914.10     4.46

         375,000.00 - 399,999         1     385,485.40     6.98
        --------------------------------------------------------
                                     64   5,519,202.46   100.00



        ADJUSTABLE RATE COLLATERAL - REMAINING TERM TO MATURITY

           REMAINING TERM         COUNT        BALANCE  PERCENT
        --------------------------------------------------------
              176 - 180               1      16,799.03      0.3
              341 - 345               3     429,040.22     7.77
              346 - 350               7     794,600.70     14.4
              351 - 355              27   2,157,189.85    39.09
                 356                  9     627,395.46    11.37
                 357                  9     787,880.30    14.28
                 358                  6     579,833.03    10.51
                 359                  1      61,463.87     1.11
                 360                  1      65,000.00     1.18
        --------------------------------------------------------
                                     64   5,519,202.46   100.00


        ADJUSTABLE RATE COLLATERAL - ORIGINAL TERM TO MATURITY

            ORIGINAL TERM         COUNT        BALANCE  PERCENT
        --------------------------------------------------------
              171 - 180               1      16,799.03      0.3
              351 - 360              63   5,502,403.43     99.7
        --------------------------------------------------------
                                     64   5,519,202.46   100.00



               Adjustable Rate Collateral - Gross Margin

             Gross Margin         Count        Balance  Percent
        --------------------------------------------------------
             5.001 - 5.500            1      65,000.00     1.18
             5.501 - 6.000            8     881,002.12    15.96
             6.001 - 6.500           11     985,418.19    17.85
             6.501 - 7.000           11     893,837.43     16.2
             7.001 - 7.500            9     935,444.25    16.95
             7.501 - 8.000            8     578,166.23    10.48
             8.001 - 8.500            6     406,271.42     7.36
             8.501 - 9.000            7     633,472.74    11.48
             9.001 - 9.500            3     140,590.08     2.55
        --------------------------------------------------------
                                     64   5,519,202.46   100.00


              ADJUSTABLE RATE COLLATERAL - MAXIMUM RATES

            MAXIMUM RATES         COUNT        BALANCE  PERCENT
        --------------------------------------------------------

            15.501 - 16.000           4     282,388.28     5.12
            16.001 - 16.500          13   1,296,112.50    23.48
            16.501 - 17.000          10     721,562.16    13.07
            17.001 - 17.500          11   1,306,032.36    23.66
            17.501 - 18.000           5     475,049.84     8.61
            18.001 - 18.500           8     474,721.11      8.6
            18.501 - 19.000           7     341,690.46     6.19
            19.001 - 19.500           5     484,460.30     8.78
            19.501 - 20.000           1     137,185.45     2.49
        --------------------------------------------------------
                                     64   5,519,202.46   100.00


              ADJUSTABLE RATE COLLATERAL - MINIMUM RATES

            MINIMUM RATES         COUNT        BALANCE  PERCENT
        --------------------------------------------------------
             8.501 - 9.000            4     282,388.28     5.12
             9.001 - 9.500           13   1,296,112.50    23.48
             9.501 - 10.000          10     721,562.16    13.07
            10.001 - 10.500          11   1,306,032.36    23.66
            10.501 - 11.000           5     475,049.84     8.61
            11.001 - 11.500           8     474,721.11      8.6
            11.501 - 12.000           7     341,690.46     6.19
            12.001 - 12.500           5     484,460.30     8.78
            12.501 - 13.000           1     137,185.45     2.49
        --------------------------------------------------------
                                     64   5,519,202.46   100.00



                  COMBINED COLLATERAL - MORTGAGE RATE

            MORTGAGE RATE         COUNT        BALANCE  PERCENT
        --------------------------------------------------------
             7.001 - 7.500            1      97,837.85     0.08
             7.501 - 8.000           15   1,637,807.21     1.42
             8.001 - 8.500          126   8,378,277.88     7.27
             8.501 - 9.000          148  10,665,432.20     9.25
             9.001 - 9.500          158  12,071,151.00    10.47
             9.501 - 10.000         264  19,042,250.91    16.52
            10.001 - 10.500         201  16,687,697.38    14.48
            10.501 - 11.000         249  16,190,540.24    14.05
            11.001 - 11.500         139   8,774,343.97     7.61
            11.501 - 12.000         119   6,695,072.84     5.81
            12.001 - 12.500          66   3,681,444.24     3.19
            12.501 - 13.000          66   3,544,885.55     3.08
            13.001 - 13.500          52   1,985,688.57     1.72
            13.501 - 14.000          63   2,011,155.46     1.75
            14.001 - 14.500          21     904,739.60     0.79
            14.501 - 15.000          25     814,102.67     0.71
            15.001 - 15.500          19     661,656.10     0.57

            15.501 - 16.000          18     603,932.79     0.52
            16.001 - 16.500          16     441,851.89     0.38
            16.501 - 17.000           6     197,276.18     0.17
            17.001 - 17.500           6     160,397.77     0.14
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00




               COMBINED COLLATERAL - PRINCIPAL BALANCES

          PRINCIPAL BALANCES      COUNT        BALANCE  PERCENT
        --------------------------------------------------------
               1.00 - 24,999         33     414,453.19     0.36
          15,000.01 - 25,000        163   3,361,299.35     2.92
          25,000.00 - 49,999        632  24,461,755.56    21.23
          50,000.00 - 74,999        451  27,529,262.40    23.89
          75,000.00 - 99,999        236  20,306,053.10    17.62
         100,000.00 - 124,999       118  13,192,427.68    11.45
         125,000.00 - 149,999        51   6,896,890.52     5.98
         150,000.00 - 174,999        42   6,725,312.29     5.84
         175,000.00 - 199,999        16   2,977,611.17     2.58
         200,000.00 - 224,999         9   1,893,287.49     1.64
         225,000.00 - 249,999        13   3,078,776.87     2.67
         250,000.00 - 274,999         2     547,062.77     0.47
         275,000.00 - 299,999         5   1,419,394.45     1.23
         300,000.00 - 324,999         3     958,712.94     0.83
         325,000.00 - 349,999         1     334,967.00     0.29
         350,000.00 - 374,999         1     365,271.18     0.32
         375,000.00 - 399,999         2     785,004.34     0.68
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00



           COMBINED COLLATERAL - REMAINING TERM TO MATURITY

            REMAINING TERM        COUNT        BALANCE  PERCENT
        --------------------------------------------------------
                56 - 60               3      58,880.38     0.05
                71 - 75               2      46,978.35     0.04
                81 - 85               1      36,085.00     0.03
                91 - 95               1      26,514.71     0.02
              106 - 110               1      21,882.61     0.02
              111 - 115               4      81,365.05     0.07
              116 - 120              38   1,105,087.52     0.96
              141 - 145               1      37,950.00     0.03
              161 - 165               2      84,427.20     0.07
              166 - 170              10     550,260.21     0.48
              171 - 175              45   2,339,492.56     2.03
              176 - 180             756  48,369,635.55    41.97

              221 - 225               2      86,013.35     0.07
              226 - 230               4     316,425.72     0.27
              231 - 235              38   1,847,485.06      1.6
              236 - 240             245  12,167,767.57    10.56
              286 - 290               1      40,300.69     0.03
              291 - 295               4     240,000.17     0.21
              296 - 300             111   6,081,759.83     5.28
              341 - 345               3     429,040.22     0.37
              346 - 350               7     794,600.70     0.69
              351 - 355              38   3,445,508.66     2.99
                 356                 24   2,338,460.41     2.03
                 357                 43   3,317,037.45     2.88
                 358                101   8,001,356.49     6.94
                 359                117   9,412,909.57     8.17
                 360                176  13,970,317.27    12.12
        --------------------------------------------------------
                                  1,778 115,247,542.00   100.00










         COMBINED COLLATERAL - CUMULATIVE LOAN TO VALUE RATIO

                 CLTV             COUNT        BALANCE  PERCENT
        --------------------------------------------------------
             0.001 - 10.000           1      35,000.00     0.03
            10.001 - 20.000           8     215,705.37     0.19
            20.001 - 30.000          13     309,317.89     0.27
            30.001 - 40.000          20     949,376.36     0.82
            40.001 - 50.000          34   1,552,188.57     1.35
            50.001 - 60.000          71   3,751,520.14     3.26

            60.001 - 70.000         247  15,408,250.32    13.37
            70.001 - 80.000         720  50,049,113.13    43.43
            80.001 - 90.000         418  35,231,129.31    30.57
           90.001 - 100.000         103   2,866,729.80     2.49
          100.001 - 110.000          29     829,970.15     0.72
          110.001 - 120.000          47   1,657,356.03     1.44
          120.001 - 130.000          67   2,391,885.23     2.08
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00




               COMBINED COLLATERAL - RISK CLASSIFICATION

         RISK CLASSIFICATION      COUNT        BALANCE  PERCENT
        --------------------------------------------------------
                   A                375  29,469,978.54    25.57
                   A+               430  21,267,559.86    18.45
                   B                251  18,234,353.12    15.82
                   B+               147  10,319,077.66     8.95
                   C                376  24,428,147.20     21.2
                   C-               129   7,462,566.74     6.48
                   D                 70   4,065,859.18     3.53
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00

              COMBINED COLLATERAL - GEOGRAPHIC BREAKDOWN

         GEOGRAPHIC BREAKDOWN     COUNT        BALANCE  PERCENT
        --------------------------------------------------------
               ALABAMA               45   2,463,241.24     2.14
                ALASKA                3     218,249.38     0.19
               ARIZONA               41   2,013,716.45     1.75

               ARKANSAS               5     191,969.76     0.17
              CALIFORNIA              1      39,912.56     0.03
               COLORADO              16   1,318,978.79     1.14
             CONNECTICUT             64   5,401,166.21     4.69
               DELAWARE               6     677,242.45     0.59
           DISTRICT OF COL            4     232,242.89      0.2
               FLORIDA               79   4,185,791.52     3.63
               GEORGIA               66   3,801,541.88      3.3
                IDAHO                16     996,666.25     0.86
               ILLINOIS             177  12,242,106.55    10.62
               INDIANA               38   1,780,686.38     1.55
                 IOWA                20     938,935.43     0.81
                KANSAS               20     887,283.59     0.77
               KENTUCKY              76   4,193,677.08     3.64
              LOUISIANA              13     823,845.94     0.71
                MAINE                11     602,511.66     0.52
               MARYLAND              69   4,874,277.54     4.23
            MASSACHUSETTS            45   4,487,098.09     3.89
               MICHIGAN              47   2,823,080.05     2.45
              MINNESOTA               5     283,809.69     0.25
             MISSISSIPPI             15     757,109.63     0.66
               MISSOURI              50   2,650,462.71      2.3
               MONTANA                2     178,762.23     0.16
               NEBRASKA               2     114,900.00      0.1
                NEVADA                4     262,525.40     0.23
            NEW HAMPSHIRE             8     494,132.92     0.43
              NEW JERSEY             10     945,193.83     0.82
              NEW MEXICO             40   2,579,321.75     2.24
               NEW YORK             110  10,102,807.70     8.77
            NORTH CAROLINA           60   3,677,456.46     3.19
                 OHIO               207  12,528,015.25    10.87
               OKLAHOMA              25   1,503,040.26      1.3
                OREGON                6     776,623.40     0.67
             PENNSYLVANIA            74   3,788,663.79     3.29
             RHODE ISLAND            17   1,017,003.83     0.88
            SOUTH CAROLINA           82   4,538,750.80     3.94
              TENNESSEE              59   3,508,771.72     3.04
                TEXAS                11     733,828.14     0.64
                 UTAH                 3     281,685.01     0.24
               VERMONT               19   1,180,811.02     1.02
               VIRGINIA              39   2,519,175.92     2.19
              WASHINGTON             31   3,755,570.37     3.26
            WEST VIRGINIA             7     308,951.19     0.27
              WISCONSIN              29   1,479,788.75     1.28
               WYOMING                1      86,158.84     0.07
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00



                  COMBINED COLLATERAL - OCCUPANCY TYPE

              OCCUPANCY           COUNT        BALANCE  PERCENT
        --------------------------------------------------------
              Investment            118   6,405,690.59     5.56
            Owner Occupied        1,651 108,400,419.54    94.06
             Second Home              9     441,432.17     0.38
        --------------------------------------------------------

                                  1,778 115,247,542.30   100.00



                  COMBINED COLLATERAL - PROPERTY TYPE

            PROPERTY TYPE         COUNT        BALANCE  PERCENT
        --------------------------------------------------------
              2-4 Family            120  10,390,674.32     9.02
                Condo                37   1,849,548.90      1.6
          Manufactured Homes         73   4,317,319.24     3.75
              Mixed Use               2     210,168.36     0.18
          Multi-Family Home           5     577,570.94      0.5
                 PUD                 10   1,143,805.73     0.99
          Single Family Home      1,531  96,758,454.81    83.96
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00


                     COMBINED COLLATERAL - PURPOSE

               PURPOSE            COUNT        BALANCE  PERCENT
        --------------------------------------------------------
               Purchase             193  14,449,669.19    12.54
            Refi Cash Out         1,547  98,116,407.37    85.14
            Refi Rate/Term           38   2,681,465.74     2.33
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00



                  COMBINED COLLATERAL - DOCUMENTATION

            DOCUMENTATION         COUNT        BALANCE  PERCENT
        --------------------------------------------------------
                  F               1,595 101,328,653.40    87.92
                  L                  71   6,526,305.56     5.66
                  N                 112   7,392,583.34     6.41
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00

               COMBINED COLLATERAL - FICO SCORE BREAKDOWN

              FICO SCORE          COUNT        BALANCE  PERCENT
        --------------------------------------------------------
                   n/a              195  12,929,005.11    11.22
              401 - 420               1      27,138.78     0.02
              421 - 440               3     132,810.51     0.12
              441 - 460              19   1,098,030.71     0.95
              461 - 480              44   2,864,086.76     2.49
              481 - 500              88   6,554,327.76     5.69
              501 - 520             122   8,853,988.42     7.68
              521 - 540             175  12,969,736.64    11.25
              541 - 560             193  13,451,601.79    11.67
              561 - 580             152  10,936,794.27     9.49
              581 - 600             117   7,314,132.45     6.35
              601 - 620             144   9,862,155.99     8.56
              621 - 640             130   8,100,723.23     7.03
              641 - 660             141   6,881,796.18     5.97
              661 - 680             101   5,255,645.55     4.56
              681 - 700              53   2,115,761.54     1.84
              701 - 720              44   2,584,473.69     2.24
              721 - 740              32   1,876,776.39     1.63
              741 - 760              15     846,269.55     0.73
              761 - 780               6     308,553.95     0.27
              781 - 800               2      99,733.03     0.09
              841 - 860               1     184,000.00     0.16
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00


                  COMBINED COLLATERAL - LIEN POSITION

            LIEN POSITION         COUNT        BALANCE  PERCENT
        --------------------------------------------------------
                  1               1,420 103,567,919.60    89.87
                  2                 358  11,679,622.70    10.13
        --------------------------------------------------------
                                  1,778 115,247,542.30   100.00